Exhibit 99.1

Key First Quarter 2021 Trends

As of March 16, 2021, we have made the following observations:

•

Continued strong fundraising and exit activity by our clients driving higher than expected balance sheet growth (from March 1, 2021 through March 16, 2021, average deposits were approximately $118 billion and average off-balance sheet client funds were approximately $158 billion) and market-driven revenues;

•	From January 1, 2021 through March 16, 2021, spot deposit balances have ranged between $101 billion and $121 billion;

•	Stable credit trends overall in our loan portfolio;

•	Higher incentive compensation associated with SVB Leerink’s strong performance and robust warrant and investment gains; and

•	Strong tailwinds expected to continue to support the innovation economy where many of our clients operate:

•	acceleration of digital adoption and activity in healthcare as a result of the COVID-19 pandemic;

•	ample private equity and venture capital funds available for future investment; and

•	low interest rates and compelling growth opportunities expected to continue to drive demand for alternative assets.

Financial Outlook for the Quarter Ending March 31, 2021

Our outlook for the quarter ending March 31, 2021 is provided below on a GAAP basis, unless otherwise noted. We have provided our current outlook for the expected results of our significant forecasted activities for the quarter ending March 31, 2021. Except for the items noted below, we do not provide an outlook for certain items where the timing or financial impact are particularly uncertain and/or subject to market or other conditions beyond our control (such as the level of IPO, M&A or general financing activity), or for potential unusual or non-recurring items. The outlook and the underlying assumptions presented are, by their nature, forward-looking statements and are subject to substantial risks and uncertainties, including risks and uncertainties related to the COVID-19 pandemic, which are discussed below under the section “Forward-Looking Statements” Our actual results may differ materially.

For the quarter ending March 31, 2021, we currently expect the following outlook (please note that the outlook below does not include and/or take into account: (i) changes in the Federal Funds or LIBOR rates, (ii) material deterioration in the overall economy, (iii) changes to the federal corporate tax rate, (iv) the impact for the second round of Paycheck Protection Program loans, and (v) the completion of the pending acquisition of Boston Private Financial Holdings, Inc. (“Boston Private”)):

First quarter 2021 outlook (as of March 16, 2021)
Average loan balances	$45.5 – $46.5 billion
Average deposit balances	$109.0 – $111.0 billion
Net interest income (excludes FTE) (1)	$640 – $655 million
Net interest margin	2.20% – 2.30%
Net loan charge-offs	0.80% – 0.90% (2)
Core fee income (client investment fees, foreign exchange fees, credit card fees, deposit service charges, lending related fees and letters of credit fees) (3)	$145 – $155 million
SVB Leerink revenue (3)	$145 – $155 million
Warrant & investment gains, net of noncontrolling interests (4)	$230 – $300 million (5)
Noninterest expense (6), (7)	$575 – $595 million
Effective tax rate (8)	26% – 28%

(1)

Our outlook for net interest income and net interest margin is based primarily on management’s current forecast of average deposit and loan balances and deployment of surplus cash into investment securities. Such forecasts are subject to change, and actual results may differ, based on market conditions, the COVID-19 pandemic and its effects on the economic and business environments in which we operate, actual prepayment rates and other factors described under the section “Forward-Looking Statements” below.

(2)	Includes anticipated loan charge-offs due to JES Global Capital, L.P. fraud (a potential credit exposure currently estimated to be up to $70 million, net of tax).
(3)

Core fee income and SVB Leerink revenue are each non-GAAP measures, which collectively represent noninterest income, but exclude certain line items where performance is typically subject to market or other conditions beyond our control. As we are unable to quantify such line items that would be required to be included in the comparable GAAP financial measure for the quarter ending March 31, 2021 without unreasonable efforts, no reconciliation for the outlook of non-GAAP core fee income and non-GAAP SVB Leerink revenue to GAAP noninterest income for the quarter ending March 31, 2021 is included in this exhibit, as we believe such reconciliation would imply a degree of precision that would be confusing or misleading to investors. See “Use of Non-GAAP Financial Measures” at the end of this section for further information regarding the calculation and limitations of this measure. Core fee income does not include SVB Leerink revenue. SVB Leerink revenue represents investment banking revenue and commissions.

(4)

Warrant and investment gains is a non-GAAP measure, which represents net gains on investment securities including gains and losses from our non-marketable and other equity securities, which include public equity securities held as a result of exercised equity warrant assets, gains and losses from sales of our Available-For-Sale debt securities portfolio, when applicable, and carried interest. This measure excludes amounts attributable to noncontrolling interests for which we effectively do not receive the economic benefit or cost. As we are unable to quantify such line items that would be required to be included in the comparable GAAP financial measure for the quarter ending March 31, 2021 without unreasonable efforts, no reconciliation for the outlook of warrant and investment gains for the quarter ending March 31, 2021 is included in this exhibit, as we believe such reconciliation would imply a degree of precision that would be confusing or misleading to investors. See “Use of Non-GAAP Financial Measures” at the end of this section for further information regarding the calculation and limitations of this measure.

(5)

Pre-tax estimate based on performance through February 25, 2021. Forecast of gains (or losses) related to our investment securities and equity warrant assets (with the exception for the $43 million realized gains on BigCommerce) are based on valuation changes and are subject to the underlying issuers’ valuation, which are subject to market conditions, volatility and various other factors. The extent to which any such gains (or losses) will become actually realized is subject to a variety of factors, including, among other things, changes in prevailing market prices and timing of any actual sales of securities.

(6)

Noninterest expense is a non-GAAP measure, which represents noninterest expense and includes SVB Leerink expenses, but excludes expenses attributable to noncontrolling interests. As we are unable to quantify such line items that would be required to be included in the comparable GAAP financial measure for the quarter ending March 31, 2021 without unreasonable efforts, no reconciliation for the outlook of non-GAAP noninterest expense to GAAP noninterest expense for the quarter ending March 31, 2021 is included in this exhibit, as we believe such reconciliation would imply a degree of precision that would be confusing or misleading to investors. See “Use of Non-GAAP Financial Measures” at the end of this exhibit for further information regarding the calculation and limitations of this measure.

(7)

Our outlook for noninterest expense is partly based on management’s current forecast of performance-based incentive compensation expenses. Such forecasts are subject to change, and actual results may differ, based on our performance relative to our internal performance targets.

(8)

Our outlook for our effective tax rate is based on management’s current assumptions with respect to, among other things, SVB Financial Group’s earnings, state income tax levels, tax deductions and estimated performance-based compensation activity and does not include assumptions for potential future tax rate changes.

The expectations described in this exhibit are preliminary and are based upon information currently available. No assurance can be given that our financial results for the completed quarter will be consistent with our current expectations described above. These preliminary projections have been prepared by and are the responsibility of our management. Our independent registered public accounting firm has not audited, reviewed or performed any procedures with respect to these preliminary projections or the accounting treatment thereof and does not express an opinion or any other form of assurance with respect thereto. We expect to complete our unaudited financial statements for the quarter ending on March 31, 2021 subsequent to the completion of this offering. Accordingly, undue reliance should not be placed on these preliminary projections. These preliminary projections are not necessarily indicative of any future period and should be read together with the sections titled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements,” and under similar headings in the documents we file with the Securities and Exchange Commission.

Use of Non-GAAP Financial Measures

To supplement our unaudited condensed consolidated financial statements presented in accordance with GAAP, we use certain non-GAAP measures (including, but not limited to, non-GAAP core fee income, non-GAAP SVB Leerink revenue, and non-GAAP warrant and investment gains) of financial performance. These supplemental performance measures may vary from, and may not be comparable to, similarly titled measures by other companies in our industry. Non-GAAP financial measures are not in accordance with, or an alternative for, GAAP. Generally, a non-GAAP financial measure is a numerical measure of a company’s performance that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP. A non-GAAP financial measure may also be a financial metric that is not required by GAAP or other applicable requirement.

We believe that these non-GAAP financial measures, when taken together with the corresponding GAAP financial measures (as applicable), provide meaningful supplemental information regarding our performance by: (i) excluding amounts attributable to noncontrolling interests for which we effectively do not receive the economic benefit or cost of, where indicated, or (ii) providing additional information used by management that is not otherwise required by GAAP or other applicable requirements. Our management uses, and believes that investors benefit from referring to, these non-GAAP financial measures in assessing our operating results and when planning, forecasting and analyzing future periods. These non-GAAP financial measures also facilitate a comparison of our performance to prior periods. We believe these measures are frequently used by securities analysts, investors and other interested parties in the evaluation of companies in our industry. However, these non-GAAP financial measures should be considered in addition to, not as a substitute for or superior to, net income or other financial measures prepared in accordance with GAAP.

•

In particular, we use certain non-GAAP financial ratios and measures that are not required by GAAP or exclude certain financial items from calculations that are otherwise required under GAAP, including:

•

Non-GAAP core fee income — This measure represents noninterest income but excludes certain line items where performance is typically subject to market or other conditions beyond our control, as well as our non-GAAP SVB Leerink revenue, and represents client investment fees, foreign exchange fees, credit card fees, deposit service charges, lending related fees and letters of credit and standby letters of credit fees.

•

Non-GAAP SVB Leerink revenue — This measure represents noninterest income but excludes certain line items where performance is typically subject to market or other conditions beyond our control, as well as our non-GAAP core fee income, and represents investment banking revenue and commissions.

•

Warrant and Investment Gains – This measure represents net gains on investment securities include gains and losses from our non-marketable and other equity securities, which include public equity securities held as a result of exercised equity warrant assets, gains and losses from sales of our Available-For-Sale debt securities portfolio, when applicable, and carried interest. This measure excludes amounts attributable to noncontrolling interests for which we effectively do not receive the economic benefit or cost.

•

Noninterest Expense – This measure excludes noncontrolling interests, SVB Leerink and other non-recurring expenses. We believe this non-GAAP financial measure, when taken together with the corresponding GAAP financial measure, provides meaningful supplemental information regarding our performance by excluding certain items that represent expenses attributable to investors other than us and our subsidiaries, or certain items that do not occur every reporting period.

Forward-Looking Statements

This exhibit contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that are not historical facts. Broadly speaking, forward-looking statements include, but are not limited to, the following:

•

Financial projections, including with respect to our net interest income, noninterest income, earnings per share, noninterest expenses (including professional services, compliance, compensation and other costs), cash flows, balance sheet positions, capital expenditures, deposit growth, liquidity and capitalization or other financial items;

•	Descriptions of our strategic initiatives, plans or objectives for future operations, including pending sales or acquisitions, including the announced planned acquisition of Boston Private;

•	Forecasts of private equity and venture capital funding and investment levels;

•	Forecasts of future interest rates, economic performance, and income from investments;

•	Forecasts of expected levels of provisions for loan losses, loan growth, loan mix, loan yields and client funds;

•	The outlook on our clients’ performance;

•	The potential effects of the COVID-19 pandemic; and

•	Descriptions of assumptions underlying or relating to any of the foregoing.

You can identify these and other forward-looking statements by the use of words such as “becoming,” “may,” “will,” “should,” “could,” “would,” “predict,” “potential,” “continue,” “anticipate,” “believe,” “estimate,” “assume,” “seek,” “expect,” “plan,” “intend,” and the negative of such words, or comparable terminology. Forward-looking statements are neither historical facts nor assurances of future performance.

Although we believe that the expectations reflected in these forward-looking statements are reasonable, we have based these expectations on our current beliefs as well as our assumptions, and such expectations may not prove to be correct. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside our control. Our actual results of operations and financial performance could differ significantly from those expressed in or implied by our management’s forward-looking statements. Important factors that could cause our actual results and financial condition to differ from the expectations stated in the forward-looking statements include, among others:

•

Market and economic conditions, (including the general condition of the capital and equity markets, and IPO, M&A and financing activity levels) and the associated impact on us (including effects on client demand for our commercial and investment banking and other financial services, as well as on the valuations of our investments);

•	The COVID-19 pandemic and its effects on the economic and business environments in which we operate;

•

The impact of changes in the U.S. presidential administration and the U.S. Congress on the economic environment, capital markets and regulatory landscape, including monetary, tax and other trade policies;

•	Changes in the volume and credit quality of our loans as well as volatility of our levels of nonperforming assets and charge-offs;

•	The impact of changes in interest rates or market levels or factors affecting or affected by them, especially on our loan and investment portfolios;

•	The adequacy of our allowance for credit losses and the need to make provisions for credit losses for any period;

•	The sufficiency of our capital and liquidity provisions;

•	Changes in the levels of our loans, deposits and client investment fund balances;

•	Changes in the performance or equity valuations of funds or companies in which we have invested or hold derivative instruments or equity warrant assets;

•	Variations from our expectations as to factors impacting our cost structure;

•

Changes in our assessment of the creditworthiness or liquidity of our clients or unanticipated effects of credit concentration risks which create or exacerbate deterioration of such creditworthiness or liquidity;

•	Variations from our expectations as to factors impacting the timing and level of employee share-based transactions;

•	The occurrence of fraudulent activity, including breaches of our information security or cyber security-related incidents;

•	Business disruptions and interruptions due to natural disasters and other external events;

•	The impact on our reputation and business from our interactions with business partners, counterparties, service providers and other third parties;

•	The expansion of our business internationally, and the impact of international market and economic events on us;

•	The effectiveness of our risk management framework and quantitative models;

•	The impact of governmental policy, legal requirements and regulations, including regulations promulgated by the Federal Reserve and other regulatory requirements;

•

Our ability to maintain or increase our market share, including through successfully implementing our business strategy and undertaking new business initiatives, including through the integration of Boston Private;

•	An inability to complete the acquisition of Boston Private, or changes in the current anticipated timeframe, terms or manner of such acquisition;

•	The occurrence of any event change or other circumstance that could give rise to the right of one or both parties to terminate the merger agreement between us and Boston Private;

•	Greater than expected costs or other difficulties related to the integration of our business and that of Boston Private;

•	Variations from our expectations as to the amount and timing of business opportunities, growth prospects and cost savings associated with completing the acquisition of Boston Private;

•	The inability to retain existing Boston Private clients and employees following the closing of the Boston Private acquisition;

•	Unfavorable resolution of legal proceedings or claims, as well as legal or regulatory proceedings or governmental actions;

•	Variations from our expectations as to factors impacting our estimate of our full-year effective tax rate;

•	Changes in applicable accounting standards and tax laws; and

•	Regulatory or legal changes or their impact on us.

The operating and economic environment has continued to be impacted by the COVID-19 pandemic, which has created major economic and financial disruptions that have adversely affected, and may continue to adversely affect, certain of our business, operations, financial performance and prospects. Even after the COVID-19 pandemic subsides, it is possible that the U.S. and other major economies will experience or continue to experience a prolonged recession, which could materially and adversely affect our business, operations, financial performance and prospects. Statements about the effects of the COVID-19 pandemic on our business, operations, financial performance and prospects may constitute forward-looking statements and are subject to the risk that the actual impacts may differ, possibly materially, from what is reflected in those forward-looking statements due to factors and future developments that are uncertain, unpredictable and in many cases beyond our control, including the scope and duration of the pandemic, actions taken by governmental authorities in response to the pandemic, and the direct and indirect impact of the pandemic on our customers, third parties and us.

Accordingly, you are cautioned not to place undue reliance on forward-looking statements. We urge investors to consider all of these factors carefully in evaluating the forward-looking statements contained in this exhibit, as well as the other information included or incorporated by reference in this exhibit. All subsequent written or oral forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by these cautionary statements. The forward-looking statements included in this filing are made only as of the date of this filing. We claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 for all forward-looking statements contained or incorporated by reference in this exhibit. We assume no obligation and do not intend to revise or update any forward-looking statements contained in this exhibit, except as required by law.